EXHIBIT 10.6



                                    EXHIBIT I
                           SUBSIDIARY PLEDGE AGREEMENT

         This Pledge Agreement, dated April 12, 2002, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement may be attached to the Pledge Agreement dated April 1, 1999, between the Pledgors party thereto and Credit Suisse First Boston, as Secured Party (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledge Shares listed on this Pledge Agreement shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all of the Secured Obligations.
                                      ESI MAIL PHARMACY SERVICE, INC.



                                      By:/S/ GEORGE PAZ
                                         ----------------------------
                                         George Paz, Vice President


                         CLASS OF    STOCK CERTIFICATE       PAR       NUMBER OF
  STOCK ISSUER            STOCK            NOS.             VALUE        SHARES
--------------------------------------------------------------------------------

Central Fill, Inc         Common

CFI of New Jersey, Inc.   Common